UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-04632

                           THE NEW GERMANY FUND, INC.
               (Exact name of registrant as specified in charter)



                       345 PARK AVENUE, NEW YORK, NY 10154
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (800) 443-6918
                                                          ----------------


                               Bruce A. Rosenblum
                         Deutsche Bank Securities, Inc.


                       60 WALL STREET, NEW YORK, NY 10005
               (Address of principal executive offices) (Zip code)



                         Date of fiscal year end: 12/31

                       Date of reporting period: 4/30/2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

SUMMARY OF GENERAL INFORMATION
--------------------------------------------------------------------------------
THE FUND

The New Germany Fund, Inc. is a non-diversified, actively-managed Exchange-Traded Closed-End Fund listed on the New York Stock Exchange with the symbol "GF". The Fund seeks long-term capital appreciation primarily through investment in middle-market German equities. It is managed and advised by wholly-owned subsidiaries of the Deutsche Bank Group.

SHAREHOLDER INFORMATION

Prices for the Fund's shares are published daily in the New York Stock Exchange Composite Transactions section of newspapers. Net asset value and market price information are published each Monday in THE WALL STREET JOURNAL and THE NEW YORK TIMES, and each Saturday in BARRON'S and other newspapers in a table called "Closed End Funds". Daily information on the Fund's net asset value is available from NASDAQ (symbol XGFNX). It is also available by calling: 1-800-GERMANY (in the U.S.) or 617-443-6918 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

The   foregoing    information    is   also   available   on   our   Web   site:
www.newgermanyfund.com.

THERE ARE THREE CLOSED-END FUNDS INVESTING IN EUROPEAN EQUITIES MANAGED BY WHOLLY OWNED SUBSIDIARIES OF THE DEUTSCHE BANK GROUP:

o The Germany Fund, Inc.--investing primarily in equities of major German corporations. It may also invest up to 20% in equities of other Western European companies (with no more than 15% in any single country).

o The New Germany Fund, Inc.--investing primarily in the middle market German companies and up to 20% elsewhere in Western Europe (with no more than 10% in any single country).

o The Central Europe and Russia Fund, Inc.--investing primarily in Central European and Russian companies.

Please consult your broker for advice on any of the above or call 1-800-GERMANY (in the U.S.) or 617-443-6918 (outside of the U.S.) for shareholder reports.

These funds are not diversified and focuses their investments in certain geographical regions, thereby increasing their vulnerability to developments in that region. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and political and economic changes and market risks. This may result in greater share price volatility.

12853

                                    [GRAPHIC
                                    OMITTED]

                                 THE NEW GERMANY
                                    FUND,INC.

                               SEMI-ANNUAL REPORT

                                  JUNE 30, 2004

                                    [GRAPHIC
                                    OMITTED]

                                 THE NEW GERMANY
                                    FUND,INC.

LETTER TO THE SHAREHOLDERS
--------------------------------------------------------------------------------
                                                                   July 28, 2004
   Dear Shareholder,
   So far in 2004, the German equity market has been one of the beneficiaries of global economic growth, which gave a boost to German exports; exports rose by more than 4% in the first quarter of 2004. The current global upswing is characterized by strong demand for capital goods, which make up a much larger share of German exports than those of the country's surrounding Euroland neighbors. Furthermore, German companies have considerably increased their competitiveness due to a moderate wage policy and cutbacks in employment over the last few years. However, strong export growth has not yet led to higher employment and higher domestic demand. But large German companies are increasingly less dependent on the domestic economy. Even classic domestic plays such as retail and utilities generate an increasing proportion of their revenues abroad. Year to date, the German economy made modest progress in its gradual recovery. In the second quarter of 2004, German gross domestic product (GDP) rose 2% on an annualized basis, despite disappointing domestic growth. In June, investor confidence rose for the first time in six months and the International Monetary Fund (IMF) raised its forecast for Germany's economic growth in 2004 to 1.8% from 1.6%.* It also revised its forecast of Germany's GDP to about 2% in 2005.*
   After a weak first quarter, the German markets held up well in the second quarter, with the German Mid Cap Market Index increasing in strength relative to its peers. Unlike in the rest of Europe, where the outperformance of the smaller caps leveled off in the second quarter, the smaller caps in Germany, at least those from the classic sectors, continued their run. The German Mid Cap Market Index continued to perform strongly, significantly outperforming German large caps during the first half of the year.
   For the six months ended June 30, 2004, the net asset value per share of the New Germany Fund increased 9.1%, and its share price increased 9.9%, while the fund's benchmark, the Midcap Market Performance Index, increased by 8.2% in US dollar terms during the same period. Past performance is no guarantee of future results. Please see page 2 for the fund's standardized performance as of June 30, 2004.
   As in previous quarters, stock selection and company-specific news flow drove performance of The New Germany Fund. During the second quarter, the fund sold its entire holding in Stada Arzneimittel after the company issued a profit warning. We reduced our overweighted stance in the construction sector by trimming our positions in Bilfinger Berger and HeidelbergerCement. Despite a continuous poor retail environment in the second quarter, the sector contributed positively to the fund's overall performance because of our long-term holding in Puma, which performed strongly in the first half of 2004. The company released strong first-quarter results, again beating market expectations. Over the course of the quarter, we initiated a position in Suedzucker, which is the biggest sugar producer in Europe, and also has the largest market share in Eastern Europe. We slightly increased our underweight in the machinery and industrial sector by selling our position in Salzgitter to realize profits and by reducing our underweight position in European Aeronautic Defense, which had negatively affected the fund's performance. Despite the negative performance contribution of our technology stocks, Suess MicroTec, IDS Scheer and Kontron, we increased the fund's software and technology sector weighting by adding to our existing position in United Internet, which contributed positively to the fund's performance in the second quarter. Additionally, we initiated a position in Freenet, one of Europe's largest Internet service providers.
   The New Germany Fund continued its open-market purchases of its shares, buying 1,003,000 shares during the first six months of 2004. The fund's discount to its net asset value averaged 18.31% during this period.
   At its April 23, 2004 Board Meeting, the Board of Directors elected Sandra M. Schaufler as new Chief Investment Officer of your Fund. Located in New York, Ms. Schaufler will be working closely with the Fund's investment adviser, Deutsche Asset Management International GmbH in Frankfurt. At its July 12, 2004 Board Meeting, the Board of Directors elected Julian Sluyters as the new President and Chief Executive Officer of your Fund.

*Source: IMF June 2004. The IMF is optimistic that strong external demand will lead to higher investments and employment and will eventually stimulate domestic consumption.

   Sincerely,

/S/ CHRISTIAN STRENGER
    Christian Strenger
    Chairman

/S/ JULIAN SLUYTERS
    Julian Sluyters
    President

               FOR ADDITIONAL INFORMATION ABOUT THE FUND INCLUDING
                  PERFORMANCE, DIVIDENDS, PRESENTATIONS, PRESS
                  RELEASES, DAILY NAV AND SHAREHOLDER REPORTS,
                       PLEASE VISIT WWW.NEWGERMANYFUND.COM

FUND HISTORY AS OF JUNE 30, 2004
--------------------------------------------------------------------------------

Performance is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment returns and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.newgermanyfund.com for the product's most recent month-end performance.

TOTAL RETURNS:

                         FOR THE SIX                  FOR THE YEARS ENDED DECEMBER 31,
                        MONTHS ENDED     ----------------------------------------------------------
                        JUNE 30, 2004       2003        2002        2001         2000        1999
                        -------------    -------     --------     --------     --------     -------
Net Asset Value(a)           9.05%        93.07%     (39.60)%     (35.68)%     (11.46)%     (2.22)%
Market Value                 9.88%       102.42%     (39.52)%     (33.86)%     (14.35)%      3.64%
Benchmark                    8.19%1       78.56%2    (37.58)%3    (33.46)%4    (16.13)%4    (9.79)%5

(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividend and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.


----------
(1) Represents the MCAPM Index.
(2) Represents an arithmetic composite consisting of 75% MDAX*/25% NEMAX 50** from 1/1/03-3/31/03 and 100% MCAPM*** from 4/1/03-12/31/03. At the February
     3, 2003 Board Meeting, the Board of Directors approved a change to the Fund's benchmark. Effective April 1, 2003, the Fund's new benchmark became the MCAPM (Midcap Market Performance Index). The index is composed of 50 MDAX and 30 TecDAX**** issues. The previous benchmark (75% MDAX and 25% NEMAX 50) is no longer viable long-term as the Deutsche Boerse has announced plans to discontinue the NEMAX 50.
(3) Represents 60% MDAX/40% NEMAX 50 for 1/1/02-8/31/02 and 75% MDAX/25% NEMAX 50 for 9/1/02-12/31/02.
(4)  Represents 60% MDAX/40% NEMAX 50.
(5)  Represents the MDAX Index.
   * MDAX is a total rate of return index of 50 mid-cap issues that rank below the DAX. DAX is the total rate of return index of 30 selected German blue chips stocks traded on the Frankfurt stock exchange.
  ** NEMAX 50 is  comprised of the 50 largest  technology  issues from the Prime
     Segment that are ranked below the DAX.
 *** MCAPM is a total return index that is composed of various MDAX and TecDAX issues, reflecting the performance of the mid-caps across all sectors of the Prime Segment.
**** TecDax is a total return index that tracks the 30 largest and most liquid issues from the various technology sectors of the Prime Segment beneath the DAX.
Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.


Investments in funds involve risk including the loss of principal.

This Fund is not diversified and focuses its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and political and economic changes and market risks. This may result in greater share price volatility.

Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund's shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

--------------------------------------------------------------------------------

STATISTICS:
Net Assets ....................................................... $240,929,205
Shares Outstanding ...............................................   25,522,725
NAV Per Share ....................................................        $9.44

DIVIDEND AND CAPITALGAIN DISTRIBUTIONS:

RECORD                  PAYABLE                                          ORDINARY           LT CAPITAL
 DATE                    DATE                                             INCOME               GAINS             TOTAL
-------                 --------                                         --------           ----------           ------
5/6/04                  5/14/04 .......................................  $0.05               $ --                $0.05
12/22/03                12/31/03 ......................................  $0.022              $ --                $0.022
7/24/03                 7/30/03 .......................................  $0.003              $ --                $0.003
11/20/00                11/29/00 ......................................  $0.01               $1.30               $1.31
9/1/00                  9/15/00 .......................................  $0.07               $0.35               $0.42
11/19/99                11/29/99 ......................................  $0.05               $1.02               $1.07

OTHER INFORMATION:
NYSE Ticker Symbol .............................................................................................      GF
NASDAQ Symbol ..................................................................................................   XGFNX
Dividend Reinvestment Plan .....................................................................................     Yes
Voluntary Cash Purchase Program ................................................................................     Yes
Annualized Expense Ratio (6/30/04) .............................................................................   1.19%

--------------------------------------------------------------------------------
PORTFOLIO BY MARKET SECTOR AS OF JUNE 30, 2004 (AS % OF PORTFOLIO)

[GRAPHIC OMITTED]

Services-Information Retrieval Services 3.6%
Pharmaceutical Preparations 4.6%
Cement 4.3%
Accident & Health  Insurance 3.0%
Guided Missiles & Space Vehicles 8.8%
Rubber & Plastic Footwear 8.0%
Special industry Machinery 2.5%
National  Commercial Banks 7.6%
Electromedical & Electrotherapeutic 3.1%
Life Insurance 2.5% Electronic
Capacitors 2.2%
Electronic Computers 2.3%
Wholesale Computers & Peripheral Equipment & Software 2.2%
Others 35.2%
Wholesale-Drugs Proprietaries & Druggists Sundries 3.7%
Mortgage Bankers 6.4%


--------------------------------------------------------------------------------
10 LARGEST EQUITY HOLDINGS AS OF JUNE 30, 2004

                                                    % of
                                                  Portfolio
                                                    --------
 1   European Aeronautic Defense                     8.8
 2.  Puma                                            8.0
 3.  Hypo Real Estate Holding                        6.4
 4.  Depfa Bank Plc                                  6.2
 5.  HeidelbergCement                                4.3




                                                    % of
                                                  Portfolio
                                                    --------
 6.  Merck KGaA                                      4.0
 7.  Celesio                                         3.7
 8.  T-Online International                          3.6
 9.  Fresenius                                       3.1
10. Hannover Rueckversicherungs 3.0

Portfolio by Market Sector and 10 Largest Equity Holdings are subject to change.

Information concerning portfolio holdings of the Fund as of a month end is available upon request on the 16th of the following month.

INTERVIEW WITH THE CHIEF INVESTMENT OFFICER
--------------------------------------------------------------------------------

   QUESTION: In 2002, the capital gains tax exemption for corporate shareholdings went into effect, but it has gained momentum only over the last year. Will you give us an update on the recent restructuring activity and its impact on the German equity market?

   ANSWER: The capital gains tax exemption for corporate shareholdings proposed in December 1999, approved in July 2000, and effective since 1 January 2002, was expected to significantly reduce corporate shareholdings in Germany. Unfortunately, the decline in equity markets until early 2003 resulted in little demand for any placements of shares on the equity market. The depressed market also significantly reduced unrealized capital gains and thereby the incentive to sell. The disposal process therefore proceeded slowly until mid-2003. Following the start of the equity market rebound in March 2003, investors first had to digest several rights issues aimed at balance-sheet repair. As share prices rose, the readiness of stake owners to sell their holdings also increased. In late 2003 and early 2004, with the equity market more positive, there finally was scope for the placement of corporate stakes. The latest example is that of RWE disposing of its stakes in Hochtief and HeidelbergCement. Among financials, the disentanglement of the closely meshed web of corporate shareholdings continued. German corporations have made progress in unwinding cross shareholdings over the past three to four years.

   QUESTION: Germany has shown strong export growth figures during the last few quarters. However, this rise did not translate into higher employment or a strengthening of domestic demand. Is strong export growth less of a stimulus for the domestic economy than it was in earlier cycles?

   ANSWER: Germany was the largest exporter worldwide in 2003 (in USD terms), followed by the United States, Japan and China. While much of the increase is due to the euro appreciation, it shows as well that German companies can hold their own in international competition. In contrast to earlier cycles, however, strong export growth has not yet led to higher employment and higher domestic demand. This raises the question of whether the lack of the traditional positive spillover effect of increased exports (then boosting the economy) is due to permanent structural changes or whether it is a temporary phenomenon. German products' strong competitiveness abroad is at least in part due to outsourcing abroad. Since 2000, direct investment worth 114 billion euro has gone abroad. The proportion destined for Central and Eastern Europe rose to more than 20% in 2003. This means that part of the German value-creation chain was outsourced abroad in order to maintain and increase international competitiveness by cutting labor costs.

   QUESTION: At the beginning of July, two events took place that were intended to positively influence the German economy but angered German labor unions. Will you discuss these developments?

   ANSWER: First, at the beginning of July, Germany's upper house of parliament passed a law reducing long-term jobless benefits, which will take effect in January 2005. This marks the first reduction in benefits since World War II, saving the government an estimated 2.5 billion euro per year. Under the new rules for long-term employment benefits, claimants will have to draw on private wealth, retirement savings and property owned by a spouse before becoming eligible for state benefits. With more than 2.5 million long-term unemployed people currently in Germany, the government's welfare rolls have become bloated. According to the German Economics and Labor minister, Wolfgang Clement, this reform will help to move jobless people more efficiently and swiftly into employment. Second, Siemens and IG Metall, the metalworkers' trade union, agreed recently to reintroduce the 40-hour work week (from 35 hours) in two Siemens plants without extra pay. Industry media suggests that if this agreement had not been reached, Siemens would probably have moved many of the jobs to Hungary. The longer work hours at Siemens are actually equivalent to a 12.5% cut in hourly wages for the employees, which shows the extent to which the trade unions' negotiating power has eroded. Trade unions lack the means to prevent companies from moving jobs abroad, and fears of unemployment have weakened union members' willingness to fight. German companies are trying to slash labor costs or increase output per employee in order to weather strong international competition. Overall, the longer working hours without extra pay as well as the reduction in welfare benefits are a favorable development for Germany.

Sandra M. Schaufler, Chief Investment Officer of the New Germany Fund.

REPORT FROM THE INVESTMENT ADVISER AND MANAGER
--------------------------------------------------------------------------------

ECONOMIC OUTLOOK
   Thus far in 2004, the German economy made modest progress in its gradual recovery. Second quarter real gross domestic product, or GDP, expanded at an annualized rate of 2%. This was the strongest rate of growth in three years and was exclusively driven by net exports. As world trade picked up considerably over the last few quarters, demand for German exports increased. In particular, the share of German exports to Eastern Europe amounted to almost 14% of total exports--a significant component of global demand. Additionally, strong worldwide demand for capital goods also benefited German exports. According to countless industry studies referenced recently in the media, German companies significantly increased their imports of intermediate goods used for exports in order to keep a lid on wage costs. Thus, the link between German exports and domestic demand has become weaker than in previous years.

   The fiscal situation looks set to remain difficult. In fact, in our opinion the German budget deficit is likely to stay above 3% of GDP both this year and next, so Germany could violate the Stability and Growth Pact for the fourth year in a row in 2005. While the structural deficit will probably be reduced, in our view, the growth environment could remain too weak for a significant increase in tax revenues. As a result, the government might have to cut subsidies further to rescue the budget deficit in the next few years, as Germany has agreed to reduce its deficit to below 3% of GDP by 2005 at the latest. High oil prices and the increase in indirect taxes led to a pronounced acceleration in German inflation in the last few months to 1.8%. However, the domestically driven price trend is still subdued. In 2005, the significant output gap, moderate wage increases and a strong euro could, in our opinion, lead to a reduction in the German Consumer price Index . After having toyed with the idea of lowering rates earlier this year, the European Central Bank is now taking a strictly neutral stance due to the clearer signs that recovery is under way.

THE NEW GERMANY FUND, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

   SHARES               DESCRIPTION                VALUE
   ------               -----------                -----
INVESTMENTS IN GERMAN SECURITIES--81.7%
            COMMON STOCKS--73.2%
            ACCIDENT & HEALTH
              INSURANCE--2.9%
  211,800   Hannover Rueckversicherungs .... $   7,077,926
                                             -------------
            BEET SUGAR--1.9%
  230,000   Suedzucker .....................     4,525,375
                                             -------------
            BUSINESS SERVICES--0.8%
   75,000   Techem* ........................     1,937,097
                                             -------------
            CEMENT--4.2%
  205,235   HeidelbergCement ...............    10,239,048
                                             -------------
            COMMUNICATIONS SERVICES--2.0%
  170,000   United Internet ................     4,753,197
                                             -------------
            COMPUTER RELATED SERVICES--0.5%
   80,000   Bechtle ........................     1,325,510
                                             -------------
            ELECTRONIC
              CAPACITATORS--2.2%
  250,000   Epcos* .........................     5,229,553
                                             -------------
            ELECTRONIC COMPUTERS--2.3%
  542,720   Kontron* .......................     4,509,355
   18,700   Leoni ..........................       965,966
   18,700   Leoni Rights* ..................        54,677
                                             -------------
                                                 5,529,998
                                             -------------
            FINANCIAL SERVICES--1.7%
  119,000   AWD Holding ....................     4,044,878
                                             -------------
            GENERAL INDUSTRIAL
              MACHINERY & EQUIPMENT--2.8%
  525,000   MG Technologies* ...............     6,639,126
                                             -------------
            HEAVY CONSTRUCTION--2.4%
  167,200   Bilfinger Berger ...............     5,785,073
                                             -------------
            INFORMATION RETRIEVAL
              SERVICES--1.2%
   35,000   Freenet* .......................     3,006,155
                                             -------------
            INSURANCE AGENTS, BROKERS &
              SERVICES--1.5%
  240,000   MLP ............................     3,546,715
                                             -------------
            LIFE INSURANCE--2.5%
   80,420   AMB Generali Holding ...........     6,071,553
                                             -------------

   SHARES               DESCRIPTION                VALUE
   ------               -----------                -----
            MORTGAGE BANKERS--6.3%
  520,000   Hypo Real Estate Holding* ...... $  15,274,072
                                             -------------
            MOTOR VEHICLE PARTS &
              ACCESSORIES--0.8%
   15,000   ElringKlinger ..................     1,821,054
                                             -------------
            NATIONAL COMMERCIAL
              BANKS--1.4%
  140,000   IKB Deutsche Industriebank .....     3,308,904
                                             -------------
            PHARMACEUTICAL
              PREPARATIONS--4.6%
  159,000   Merck KGaA .....................     9,588,630
   50,000   Schwarz Pharma                       1,538,104
                                             -------------
                                                11,126,734
                                             -------------
            PRINTING TRADES MACHINERY &
              EQUIPMENT--1.1%
   79,000   Heidelberger Druckmaschinen* ...     2,612,108
                                             -------------
            PUMP AND PUMPING EQUIPMENT--1.1%
   65,234   Pfeiffer Vacuum Technology .....     2,675,114
                                             -------------
            RADIOTELEPHONE
              COMMUNICATIONS--1.2%
   80,000   Funkwerk .......................     2,979,474
                                             -------------
            RETAIL-MISCELLANEOUS
              RETAIL STORES--1.7%
  144,625   Douglas Holding ................     4,144,145
                                             -------------
            RUBBER & PLASTIC
              FOOTWEAR--7.9%
   75,000   Puma ...........................    19,084,974
                                             -------------
            SERVICES-COMMERCIAL PHYSICAL &
              BIOLOGICAL RESEARCH--1.0%
  160,000   GPC Biotech* ...................     2,339,136
                                             -------------
            SERVICES-COMPUTER PROGRAMMING
              SERVICES--1.1%
  130,000   IDS Scheer .....................     2,565,740
                                             -------------
            SERVICES-COMPUTER RENTAL &
              LEASING--1.2%
   71,689   Grenkeleasing ..................     2,869,077
                                             -------------
            SERVICES-INFORMATION
              RETRIEVAL SERVICES--3.5%
  749,200   T-Online International* ........     8,552,471
                                             -------------


--------
*Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 2004 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

   SHARES               DESCRIPTION                VALUE
   ------               -----------                -----
            SERVICES-NONPHYSICAL
              RESEARCH--1.3%
   91,600   GFK ............................ $   3,202,813
                                              -----------
            SPECIAL INDUSTRY
              MACHINERY--2.5%
  138,100   Singulus Technologies* .........     2,777,762
  341,900   Suess MicroTec* ................     3,140,687
                                             -------------
                                                 5,918,449
                                             -------------
            WHOLESALE-COMPUTER & PERIPHERAL
              EQUIPMENT & SOFTWARE--2.2%
  131,500   Medion .........................     5,309,242
                                             -------------
            WHOLESALE-DRUGS PROPRIETARIES &
              DRUGGISTS SUNDRIES--3.7%
  149,000   Celesio ........................     8,912,961
                                             -------------
            WHOLESALE-MEDICAL DENTAL &
              HOSPITAL EQUIPMENT--1.6%
   33,161   Beiersdorf .....................     3,880,424
                                             -------------
              Total Common Stocks
              (cost $128,669,744) ..........   176,288,096
                                             -------------
            PREFERRED STOCKS--8.5%
            CARBURETORS, PISTONS, PISTON
              RINGS--2.0%
  116,709   Rheinmetall ....................     4,763,250
                                             -------------
            ELECTOMEDICAL &
              ELECTROTHERAPEUTIC--3.0%
   96,354   Fresenius ......................     7,322,668
                                             -------------
            MEN'S AND BOYS SUITS AND
              COATS--0.7%
   80,000   Hugo Boss ......................     1,811,856
                                             -------------
            RETAIL-THEATRICAL
              PRODUCTIONS--1.8%
  238,400   Prosieben Sat.1 Media ..........     4,313,075
                                             -------------
            SCALES AND BALANCES, EX LAB--1.0%
  159,800   Sartorius ......................     2,312,850
                                             -------------
              Total Preferred Stocks
              (cost $10,672,266) ...........    20,523,699
                                             -------------
              Total Investments in German
                Securities
              (cost $139,342,010) ..........   196,811,795
                                             -------------


   SHARES               DESCRIPTION                VALUE
   ------               -----------                -----
INVESTMENTS IN DUTCH
    COMMON STOCKS--9.7%
            GUIDED MISSILES & SPACE
              VEHICLES--8.7%
  750,000   European Aeronautic Defense .... $  21,024,812
                                             -------------
            SURGICAL & MEDICAL INSTRUMENTS
              AND APPARATUS--1.0%
  209,150   Qiagen* ........................     2,469,084
                                             -------------
              Total Investments in Dutch Common Stocks
              (cost $9,290,008) ............    23,493,896
                                             -------------

INVESTMENTS IN IRISH
    COMMON STOCK--6.2%
            NATIONAL COMMERCIAL BANKS--6.2%
1,020,000   Depfa Bank Plc*
              (Cost $7,024,804) ............    14,837,432
                                             -------------

INVESTMENTS IN SWISS
    COMMON STOCK--2.0%
            SEMICONDUCTORS & RELATED DEVICES--2.0%
  105,000   Micronas Semiconductor Holding*
              (Cost $2,057,463) ............     4,778,448
                                             -------------
            Total Investments--99.6%
              (cost $157,714,285) .......... $ 239,921,571
            Cash and other assets in excess
              of liabilities--0.4% .........     1,007,634
                                             -------------

            NET ASSETS--100.0% ............. $ 240,929,205
                                             =============


-----------
*Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $157,714,285) ................................................................ $239,921,571
Cash and foreign currency (cost $940,384) ................................................................      940,384
Foreign withholding tax refund receivable ................................................................      300,286
Receivable for securities sold ...........................................................................      403,290
Interest receivable ......................................................................................        1,287
Other receivables ........................................................................................       11,372
                                                                                                           ------------
   Total assets ..........................................................................................  241,578,190
                                                                                                           ------------
LIABILITIES
Payable for securities purchased .........................................................................      309,048
Payable for shares repurchased ...........................................................................       53,732
Management fee payable ...................................................................................      114,638
Investment advisory fee payable ..........................................................................       56,604
Accrued expenses and accounts payable ....................................................................      114,963
                                                                                                           ------------
   Total liabilities .....................................................................................      648,985
                                                                                                           ------------
NET ASSETS ............................................................................................... $240,929,205
                                                                                                           ============

Net assets consist of:
Paid-in capital, $.001 par (Authorized 80,000,000 shares) ................................................ $432,298,307
Cost of 9,226,616 shares held in treasury ................................................................  (88,559,870)
Undistributed net investment income ......................................................................      188,667
Accumulated net realized loss on investments and foreign currency transactions ........................... (185,224,766)
Net unrealized appreciation of investments and foreign currency related transactions .....................   82,226,867
                                                                                                           ------------
Net assets ............................................................................................... $240,929,205
                                                                                                           ============
Net asset value per share ($240,929,205 / 25,522,725 shares of common stock issued and outstanding) ......        $9.44
                                                                                                                  =====

    The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                        FOR THE
                                                                                       SIX MONTHS
                                                                                          ENDED
                                                                                      JUNE 30, 2004
                                                                                      -------------
NET INVESTMENTINCOME
Investment income
   Dividends (net of foreign withholding taxes of $439,107) ..........................  $ 2,626,479
   Interest ..........................................................................       13,651
                                                                                        -----------
Total investment income ..............................................................    2,640,130
                                                                                        -----------
Expenses
   Management fee ....................................................................      706,370
   Investment advisory fee ...........................................................      348,350
   Reports to shareholders ...........................................................       37,736
   Custodian and Transfer Agent's fees and expenses ..................................      105,647
   Directors' fees and expenses ......................................................       74,796
   Legal fee .........................................................................       61,834
   Audit fee .........................................................................       27,038
   NYSE listing fee ..................................................................       15,370
   Miscellaneous .....................................................................       33,042
                                                                                        -----------
   Total expenses before custody credits* ............................................    1,410,183
   Less: custody credits .............................................................       (1,748)
                                                                                        -----------
   Net expenses ......................................................................    1,408,435
                                                                                        -----------
Net investment income ................................................................    1,231,695
                                                                                        -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investments .......................................................................   12,338,925
   Foreign currency transactions .....................................................      (70,443)
Net unrealized appreciation (depreciation) during the period on:
   Investments .......................................................................    5,309,161
   Translation of other assets and liabilities from foreign currency .................      (24,978)
                                                                                        -----------
Net gain on investments and foreign currency transactions ............................   17,552,665
                                                                                        -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .................................  $18,784,360
                                                                                        ===========


---------
* The custody credits are attributable to interest earned on U.S. cash balances held on deposit at custodian.

    The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                        FOR THE
                                                                                      SIX MONTHS             FOR THE
                                                                                         ENDED                YEAR
                                                                                     JUNE 30, 2004            ENDED
                                                                                      (UNAUDITED)       DECEMBER 31, 2003
                                                                                     -------------      -----------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income (loss) ...................................................  $  1,231,695        $     84,327
   Net realized gain (loss) on:
     Investments ..................................................................    12,338,925           6,515,137
     Foreign currency transactions ................................................       (70,443)            762,211
   Net unrealized appreciation (depreciation) during the period on:
     Investments ..................................................................     5,309,161         105,341,593
     Translation of other assets and liabilities from foreign currency ............       (24,978)            (17,467)
                                                                                     ------------        ------------
   Net increase (decrease) in net assets resulting from operations ................    18,784,360         112,685,801
                                                                                     ------------        ------------
Distributions to shareholders from:
   Net investment income ..........................................................    (1,280,338)           (663,763)
                                                                                     ------------        ------------
   Total distributions to shareholders(a) .........................................    (1,280,338)           (663,763)
                                                                                     ------------        ------------

Capital share transactions:
   Net proceeds from shares issued in connection with the reinvestment of
     dividends (81,662 and 35,920 shares, respectively) ...........................       556,116             257,191
   Cost of shares repurchased (1,003,000 and 1,079,300 shares, respectively) ......    (7,718,153)         (6,196,319)
                                                                                     ------------        ------------
   Net decrease in net assets from capital share transactions .....................    (7,162,037)         (5,939,128)
                                                                                     ------------        ------------
Total increase (decrease) in net assets ...........................................    10,341,985         106,082,910

NET ASSETS
Beginning of period ...............................................................   230,587,220         124,504,310
                                                                                     ------------        ------------
End of period (including undistributed net investment income of $188,667 and
   $237,310 as of June 30, 2004 and December 31, 2003, respectively) ..............  $240,929,205        $230,587,220
                                                                                     ============        ============


---------
(a) For U.S. tax purposes, total distributions to shareholders consisted entirely of ordinary income.

    The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.
NOTES TO FINANCIAL STATEMENTS--JUNE 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING POLICIES

The New Germany Fund, Inc. (the "Fund") was incorporated in Maryland on January 16, 1990 as a non-diversified, closed-end management investment company. The Fund commenced investment operations on January 30, 1990.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION: Investments are stated at value. All securities for which market quotations are readily available are valued at the last sales price on the primary exchange on which they are traded prior to the time of valuation. If no sales price is available at that time, and both bid and ask prices are available, the securities are valued at the mean between the last current bid and ask prices; if no quoted asked prices are available, they are valued at the last quoted bid price. All securities for which market quotations are not readily available will be valued as determined in good faith by the Board of Directors of the Fund. The Fund calculates its net asset value per share at 11:30 A.M., New York time, in order to minimize the possibility that events occurring after the close of the securities exchanges on which the Fund's portfolio securities principally trade would require adjustment to the closing market prices in order to reflect fair value.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Such dividend income is recorded net of unrecoverable foreign withholding tax.

FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in euros and other foreign currency amounts are translated into United States dollars at the 10:00 A.M. mid-point of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective dates of such transactions. The resultant gains and losses arising from exchange rate fluctuations are identified separately in the Statement of Operations, except for such amounts attributable to investments which are included in net realized and unrealized gains and losses on investments.

Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

CONTINGENCIES: In the normal course of business, the Fund may enter into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

TAXES: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with United States Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

At  December  31,  2003,  the  Fund's   components  of  distributable   earnings
(accumulated  losses) on a  tax-basis  were as follows:

Undistributed  ordinary income* ...............    $ 1,210,857
Capital loss  carryforward ....................  $(196,226,000)
Net  unrealized appreciation ..................  $  74,657,745

*For tax  purposes  short-term  capital  gains  are considered ordinary income.

During the year ended December 31, 2003, the Fund reclassified permanent book and tax differences as follows:

                                                  INCREASE
                                                 (DECREASE)
                                                 ----------
Undistributed net investment income ........... $ 152,983
Undistributed net realized gain on investments
  and foreign currency transactions ...........  (152,983)

THE NEW GERMANY FUND, INC.
NOTES TO FINANCIAL--JUNE 30, 2004 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

NOTE 2. MANAGEMENT ANDINVESTMENT
           ADVISORY AGREEMENTS
The Fund has a Management Agreement with and related undertaking by (collectively, the "Management Agreement") Deutsche Bank Securities Inc. (the "Manager"), and an Investment Advisory Agreement with Deutsche Asset Management International GmbH (the "Investment Adviser"). The Manager and the Investment Adviser are affiliated companies.

The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of .65% of the Fund's average weekly net assets up to $100 million, .55% of such assets in excess of $100 million and up to $500 million, and .50% of such assets in excess of $500 million. The Investment Advisory Agreement provides the Investment Adviser with a fee, computed weekly and payable monthly, at the annual rates of .35% of the Fund's average weekly net assets up to $100 million and .25% of such assets in excess of $100 million. Accordingly, for the period ended June 30, 2004, the fee pursuant to the Management and Investment Advisory Agreements was equivalent to an annualized effective rate of .89% of the Fund's average net assets.

Pursuant to the Management Agreement, the Manager is the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by the Fund's Investment Adviser, determines the suitable securities for investment by the Fund. The Manager also provides office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund's stated investment objectives, policies and restrictions, makes recommendations to the Manager with respect to the Fund's investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, transmits purchase and sale orders and selects brokers and dealers to execute portfolio transactions on behalf of the Fund.

NOTE 3. TRANSACTIONS WITH AFFILIATES
For the period ended June 30, 2004, Deutsche Bank AG, the German parent of the Manager and Investment Adviser, and its affiliates received $33,449 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund, that the board determined were effected in compliance with the Fund's Rule 17e-1 procedures.

Certain officers of the Fund are also officers of either the Manager or Deutsche Bank AG.

The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

NOTE 4. PORTFOLIO SECURITIES
Purchases and sales of investment securities, other than short-term investments,
for  the  period  ended  June  30,  2004,  were   $71,179,149  and  $78,452,425,
respectively.

The cost of investments at December 31, 2003 was $154,899,016 for United States Federal income tax purposes. Accordingly, as of December 31, 2003, net unrealized appreciation of investments aggregated $74,657,745, of which $76,675,581 and $2,017,836 related to unrealized appreciation and depreciation, respectively.

For United States Federal income tax purposes, the Fund had a capital loss carry forward at December 31, 2003 of approximately $196,226,000, of which $107,987,000 and $88,239,000 will expire in 2009 and 2010, respectively. No capital gains distribution is expected to be paid to shareholders until future net gains have been realized in excess of such carry forward.

NOTE 5. CAPITAL
During the period ended June 30, 2004 and the year ended December 31, 2003, the Fund purchased 1,003,000 and 1,079,300 of its shares of common stock on the open market at a total cost of $7,718,153 and $6,196,319, respectively. The weighted average discount of these purchased shares comparing the purchased price to the net asset value at the time of purchase was 17.2% and 17.7%, respectively. These shares are held in treasury. In addition, during the period ended June 30, 2004 the Fund reissued 81,662 shares held in treasury as part of the dividend reinvestment plan.

THE NEW GERMANY FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of common stock outstanding throughout each of the periods indicated:


                                               FOR THE SIX MONTHS            FOR THE YEARS ENDED DECEMBER 31,
                                                  ENDED JUNE 30,     ---------------------------------------------------
                                                 2004 (UNAUDITED)    2003        2002         2001       2000       1999
                                                 ----------------    ----        ----         ----       ----       ----
Per share operating performance:
Net asset value:
Beginning of period .................................   $ 8.72     $    4.53   $    7.50     $ 11.66    $ 15.07    $ 16.54
                                                      --------      --------    --------    --------   --------   --------
   Net investment income (loss) .....................      .05(a)        .00        (.03)       (.01)      (.06)       .06
Net realized and unrealized gain (loss) on
   investments and foreign currency transactions ....      .66          4.17       (2.97)      (4.22)     (1.60)      (.60)
                                                      --------      --------    --------    --------   --------   --------
Increase (decrease) from investment operations ......      .71          4.17       (3.00)      (4.23)     (1.66)      (.54)
                                                      --------      --------    --------    --------   --------   --------
Increase resulting from share repurchases ...........      .06           .05         .03         .07        .25        .32
                                                      --------      --------    --------    --------   --------   --------
Distributions from net investment income ............     (.05)         (.03)         --          --         --         --
Distributions from net realized short-term capital
   gains ............................................       --            --          --          --       (.08)      (.05)
Distributions from net realized long-term capital
   gains ............................................       --            --          --          --      (1.65)     (1.02)
                                                      --------      --------    --------    --------   --------   --------
Total distributions+ ................................     (.05)         (.03)      --          --         (1.73)     (1.07)
                                                      --------      --------    --------    --------   --------   --------
Dilution in NAV from dividend reinvestment ..........      .00(b)        .00(b)    --          --          (.27)      (.18)
                                                      --------      --------    --------    --------   --------   --------
Net asset value:
   End of period ....................................   $ 9.44      $   8.72    $   4.53      $ 7.50    $ 11.66    $ 15.07
                                                      --------      --------    --------    --------   --------   --------
Market value:
   End of period ....................................   $ 7.81      $   7.16      $ 3.55      $ 5.87     $ 8.875   $ 12.25
Total investment return for the period:++
   Based upon market value ..........................    9.88%***    102.42%    (39.52)%    (33.86)%   (14.35)%     3.64%
   Based upon net asset value .......................    9.05%***     93.07%    (39.60)%    (35.68)%   (11.46)%    (2.22)%
Ratio to average net assets:
   Total expenses before custody credits* ...........    1.19%**       1.40%       1.48%       1.25%      1.09%      1.08%
   Net investment income (loss) .....................     .52%****      .05%      (.46)%      (.06)%     (.40)%      .40%
   Portfolio turnover ...............................   60.24%**      86.07%      98.55%      86.65%     69.61%     31.70%
Net assets at end of period (000's omitted) ......... $240,929      $230,587    $124,504    $212,650   $345,589   $432,864

----------
(a) Based on average shares  outstanding  during the
      period.
(b) Amount is less than $.005 per share.
  + For U.S. tax purposes, total distributions
      consisted of:
       Ordinary income                                   $(.05)        $(.03)         --          --     $ (.08)    $ (.05)
       Long term capital gains                              --            --          --          --      (1.65)     (1.02)
                                                         -----         -----        ----        ----     ------     ------
                                                         $(.05)        $(.03)         --          --     $(1.73)    $(1.07)
                                                         -----         -----        ----        ----     ------     ------

++ Total investment return based on market value is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the year, dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the year. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market value.
* The custody credits are attributable to interest earned on U.S. cash balances. The ratio of total expenses after custody credits to average net assets are 1.19%, 1.39%, 1.47%, 1.25%, 1.08% and 1.07% for 2004, 2003,
     2002, 2001, 2000 and 1999, respectively.
**   Annualized.
***  Not Annualized.
**** Not Annualized. The ratio for six months ended June 30, 2004 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

THE NEW GERMANY FUND, INC.
REPORT OF STOCKHOLDERS' MEETING (UNAUDITED)
--------------------------------------------------------------------------------
The Annual Meeting of Stockholders of The New Germany Fund, Inc. was held on June 22, 2004. At the Meeting, the following matters were voted upon by the stockholders (the resulting votes are presented below):


1. To elect five Directors, four to serve for a term of three years and one to serve for a term of one year and until their successors are elected and qualify.

                                                NUMBER OF VOTES
                                                ---------------
                                   FOR                               WITHHELD
                                ----------                           ---------
Richard R. Burt                 18,046,615                           4,644,333
Richard Karl Goeltz             19,547,904                           3,143,044
Christian H. Strenger           19,450,194                           3,240,754
Robert H. Wadsworth             18,129,984                           4,560,964
Werner Walbrol *                19,497,333                           3,193,615

-----------
*To serve one-year term.


2. To ratify the appointment by the Audit Committee and the Board of Directors of PricewaterhouseCoopers LLP as independent registered public accounting firm for the fiscal year ending December 31, 2004.

                                       NUMBER OF VOTES
                                       ---------------
                          FOR               AGAINST            ABSTAIN
                      ----------            -------            -------
                      21,165,631            789,060            736,259

3. To approve a stockholder proposal to terminate the investment advisory agreement between the Fund and Deutsche Asset Management International GmbH.

                                       NUMBER OF VOTES
                                       ---------------
                          FOR               AGAINST            ABSTAIN
                      ----------           ---------           -------
                       4,050,381           7,260,439           329,211

4. To approve a stockholder proposal to request that the Board of Directors promptly take the steps necessary to open end the Fund or otherwise enable stockholders to realize net asset value for their shares.

                                       NUMBER OF VOTES
                                       ---------------
                          FOR               AGAINST            ABSTAIN
                      ----------           ---------           -------
                       6,948,617           4,451,528           239,889

PROXY VOTING
--------------------------------------------------------------------------------

A description of the Fund's policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies relating to its portfolio securities during the 12 month period ended June 30 is available on our web site -- www.newgermanyfund.com -- (click on the "proxy voting record" link in the left hand tool bar) or on the SEC's web site at www.sec.gov. To obtain a written copy of the Fund's policies and procedures without charge, upon request, call us toll free at 1-800-437-6269.

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

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

  EXECUTIVE OFFICES
  345 PARK AVENUE, NEW YORK, NY 10154
  (FOR LATEST NET ASSET VALUE, SCHEDULE OF THE FUND'S LARGEST HOLDINGS, DIVIDEND DATA AND SHAREHOLDER INQUIRIES, PLEASE CALL 1-800-GERMANY IN THE U.S. OR 617-443-6918 OUTSIDE OF THE U.S.)

  MANAGER
  DEUTSCHE BANK SECURITIES INC.

  INVESTMENT ADVISER
  DEUTSCHE ASSET MANAGEMENT INTERNATIONAL GMBH

  CUSTODIAN AND TRANSFER AGENT
  INVESTORS BANK & TRUST COMPANY

  LEGAL COUNSEL
  SULLIVAN & CROMWELL LLP

  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
  PRICEWATERHOUSECOOPERS LLP

  DIRECTORS AND OFFICERS
  CHRISTIAN H. STRENGER
  CHAIRMAN AND DIRECTOR

  JOHN A. BULT
  DIRECTOR

  RICHARD R. BURT
  DIRECTOR

  JOHN H. CANNON
  DIRECTOR

  RICHARD KARLGOELTZ
  DIRECTOR

  DR. FRANZ WILHELM HOPP
  DIRECTOR

  ERNST-ULRICH MATZ
  DIRECTOR

  DR. FRANK TROMEL
  DIRECTOR

  ROBERT H. WADSWORTH
  DIRECTOR

  WERNER WALBROL
  DIRECTOR

  PETER ZUHLSDORFF
  DIRECTOR

  JULIAN SLUYTERS
  PRESIDENT AND CHIEF EXECUTIVE OFFICER

  SANDRA M. SCHAUFLER
  CHIEF INVESTMENT OFFICER

  VINCENT J. ESPOSITO
  VICE PRESIDENT

  BRUCE A. ROSENBLUM
  SECRETARY

  CHARLES A. RIZZO
  CHIEF FINANCIAL OFFICER AND TREASURER

  KATHLEEN SULLIVAN D'ERAMO
  ASSISTANT TREASURER
------------------
32306 (8/04)

                         VOLUNTARY CASH PURCHASE PROGRAM
                         AND DIVIDEND REINVESTMENT PLAN

The Fund offers stockholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan has been amended to allow current shareholders, who are not already participants in the Plan, and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the plan agent:

                         Investors Bank & Trust Company
                              Shareholder Services
                              P.O. Box 642, OPS 22
                              Boston, MA 02117-0642
                               Tel. 1-800-437-6269

This report, including the financial statements herein, is transmitted to the shareholders of The New Germany Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to the shareholders, the interview with the chief investment officer and the report from the investment adviser and manager in this report is derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market. Comparisons between changes in the Fund's net asset value per share and changes in the MDAX, NEMAX 50 and MCAPM indices should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.
Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

                                     GRAPHIC
                                     OMITTED
                                       GF
                                     LISTED
                                      NYSE

                 Copies of this report, monthly fact sheets and
                      other information are available at:
                             www.newgermanyfund.com


                                        19

ITEM 2. CODE OF ETHICS.
Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS Not applicable at this time.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS


------------------------------------------------------------------------------------------------------------------------------------
                                 (a)                   (b)                    (c)                           (d)
                                 Total Number of       Average Price Paid     Total Number of               Maximum Number of
Period                           Shares Purchased*     per Share              Shares Purchased as           Shares that May Yet Be
                                                                              Part of Publicly Announced    Purchased Under the
                                                                              Plans or Programs             Plans or Programs
------------------------------------------------------------------------------------------------------------------------------------

January 1 through January 31           186,500            $7.8487                      n/a                         n/a
February 1 through February 29         230,000            $8.1017                      n/a                         n/a
March 1 through March 31               274,400            $7.6104                      n/a                         n/a
April 1 through April 30               139,900            $7.5584                      n/a                         n/a
May 1 through May 31                   96,700             $7.0827                      n/a                         n/a
June 1 through June 30                 75,500             $7.4220                      n/a                         n/a

------------------------------------------------------------------------------------------------------------------------------------
Total                                 1,003,000           $7.6951                      n/a                         n/a
------------------------------------------------------------------------------------------------------------------------------------

* All shares were purchased in open market transactions.


ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
The Nominating Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating Committee Charter and this proxy statement. A stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws. Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 10. CONTROLS AND PROCEDURES.
a) The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         The New Germany Fund


By:                                 /s/Julian Sluyters
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 23, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          The New Germany Fund

By:                                 /s/Julian Sluyters
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 23, 2004



By:                                 /s/Charles A. Rizzo
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               August 23, 2004